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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 6, 2007

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

             Texas                      1-6402-1               74-1488375
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

          1929 Allen Parkway Houston, Texas                      77019
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (713) 522-5141


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

On April 6, 2007, Service Corporation International (SCI) issued a press release announcing the early participation results and pricing of its previously announced cash tender offers. At the end of the early participation period, SCI had received tenders from holders of approximately $149.1 million aggregate principal amount of its 6.50% Notes (of a total outstanding principal amount of $195.0 million) and approximately $173.8 million aggregate principal amount of its 7.70% Notes (of a total outstanding principal amount of $202.6 million). A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the notes or any other securities of SCI.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

EXHIBIT NO.    DESCRIPTION
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99.1           Press release dated April 6, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2007                          SERVICE CORPORATION INTERNATIONAL

                                              By:    /s/ James M. Shelger
                                                     ---------------------------
                                              Name:  James M. Shelger
                                              Title: Senior Vice President,
                                                     General Counsel and
                                                     Secretary

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                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
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99.1           Press release dated April 6, 2007.